                                                                      EXHIBIT 21

                    VENATOR GROUP, INC. AND SUBSIDIARIES (1)
                                  April 1, 2001

                                                                        State or Other
Name                                                                    Jurisdiction of Incorporation
-------------                                                           -----------------------------
Venator Group, Inc.                                                             New York
        Footlocker.com, Inc.                                                    Delaware
               Eastbay, Inc.                                                    Wisconsin
        Foot Locker Asia, Inc.                                                  Delaware
        Foot Locker Asia Limited                                                Hong Kong
        Foot Locker Australia, Inc.                                             Delaware
        Foot Locker Austria GmbH                                                Austria
        Foot Locker Belgium N.V.                                                Belgium
        Foot Locker Denmark ApS                                                 Denmark
        Foot Locker China, Inc.                                                 Delaware
        Foot Locker Europe B.V.                                                 Netherlands
        Foot Locker France S.A.                                                 France
               CB Diffusion S.A.                                                France
               Faust S.A.R.L.                                                   France
               Florentin Freres-Primaprix S.A.                                  France
               Les Nouveautes du Centre S.A.R.L.                                France
               Privilege S.A.                                                   France
        Foot Locker Germany GmbH                                                Germany
        Foot Locker Italy S.r.l.                                                Italy
        Foot Locker Japan, Inc.                                                 Delaware
        Foot Locker Japan K.K.                                                  Japan
        Foot Locker Netherlands B.V.                                            Netherlands
        Foot Locker Spain S.L.                                                  Spain
        Foot Locker Sweden Aktiebolag                                           Sweden
        Foot Locker (Thailand) Co., Ltd.                                        Thailand
        Foot Locker U.K. Limited                                                U.K.
               Freedom Sportsline Limited                                       U.K.
                      Venator Group Realty Europe Limited                       U.K.
        Kids Mart, Inc.(2)                                                      Florida
        Kids Mart, Inc.                                                         Delaware
        Little Folk Shop Inc.                                                   Delaware
        Northern Reflections Inc.                                               Delaware
        Randy River, Inc.                                                       Delaware
        The Richman Brothers Company                                            Ohio
               Custom Cut, Inc.                                                 Delaware
        RX Place, Inc.                                                          Delaware
        The San Francisco Music Box Company                                     California
        Specialty Times, Inc.                                                   Delaware
        Team Edition Apparel, Inc.                                              Florida

-----------------

(1) The name of each subsidiary company is indented under the name of its parent company and, unless otherwise noted in a footnote, each such subsidiary company is 100% owned by its parent. Directors' qualifying shares, if any, are deemed to be beneficially owned by a subsidiary's parent company. All subsidiaries wholly owned, directly or indirectly, by Venator Group, Inc. are consolidated with Venator Group, Inc. for accounting and financial reporting purposes.

(2) 1 million shares of Series A Convertible Preferred Stock, par value $.001 per share, pursuant to a Stock Acquisition Agreement dated May 30, 1996.

                                                                        State or Other
Name                                                                    Jurisdiction of Incorporation
-------------                                                           -----------------------------
[VENATOR GROUP, INC.  --  (CONT.)]
        Venator Group Administration, Inc.                                      Delaware
        Venator Group Specialty, Inc.                                           New York
               AB Specialty, Inc.                                               Delaware
               Barclay Park and Church Advertising Inc.                         Delaware
               Checklot Service Center, Inc.                                    Delaware
               Frame Scene, Inc.                                                Delaware
               Herald Square Stationers, Inc.                                   Delaware
               Lamston 37-33/45 Seventy-Fourth  Street Corp.                    New York
               Lamston 69-73/5 Grand Avenue Corp.                               New York
               Lamston 1279 Third Avenue Corp.                                  New York
               Red Grille of Hawaii, Inc.                                       Delaware
               Red Grille of Louisiana, Inc.                                    Delaware
               Trade Center Realty, Inc.                                        Delaware
               Woolco Fashionwear Corp.                                         Delaware
               Woolco Inc.                                                      Delaware
               233 Broadway, Inc.                                               New York
               340 Supply Co.                                                   Pennsylvania
               Venator Group Franchises LLC                                     Delaware
               Venator Group Investments LLC                                    Delaware
               Rosedale Accessory Lady, Inc.                                    Minnesota
                      Accessory Lady, Inc.                                      Texas
                      Atlanta Southlake Accessory Lady, Inc.                    Georgia
                      Beachwood Accessory Lady, Inc.                            Ohio
                      Brea Accessory Lady, Inc.                                 California
                      Bridgewater Commons Accessory Lady, Inc.                  New Jersey
                      Buckland Hills Accessory Lady, Inc.                       Connecticut
                      Cherry Hill Accessory Lady, Inc.                          New Jersey
                      Chesterfield Accessory Lady, Inc.                         Virginia
                      Chicago Accessory Lady, Inc.                              Illinois
                      Copley Place Accessory Lady, Inc.                         Massachusetts
                      Colonie Center Accessory Lady, Inc.                       New York
                      Crabtree Mall Accessory Lady, Inc.                        North Carolina
                      Dadeland Center Accessory Lady, Inc.                      Florida
                      Delamo Accessory Lady, Inc.                               California
                      Fashion Valley Accessory Lady, Inc.                       California
                      Four Seasons Accessory Lady, Inc.                         North Carolina
                      Fox Valley Accessory Lady, Inc.                           Illinois
                      Garden State Accessory Lady, Inc.                         New Jersey
                      The Gardens Accessory Lady, Inc.                          Florida
                      Glendale Accessory Lady, Inc.                             California
                      Grand Avenue Accessory Lady, Inc.                         Wisconsin
                      Hanes Mall Accessory Lady, Inc.                           North Carolina
                      Hawthorne Center (IL.) Accessory Lady, Inc.               Illinois
                      Lakeside Accessory Lady, Inc.                             Louisiana
                      Mainplace Accessory Lady, Inc.                            California
                      Mall Del Norte Accessory Lady, Inc.                       Texas
                      McAllen Accessory Lady, Inc.                              Texas
                      Penn Square Accessory Lady, Inc.                          Oklahoma
                      Pentagon City Accessory Lady, Inc.                        Virginia
                      Raceway Accessory Lady, Inc.                              New Jersey
                      Randhurst Accessory Lady, Inc.                            Illinois
                      Regency Square Accessory Lady, Inc.                       Florida

                                                                        State or Other
Name                                                                    Jurisdiction of Incorporation
-------------                                                           -----------------------------
[VENATOR GROUP, INC.  --  (CONT.)]
        [VENATOR GROUP SPECIALTY, INC.  --  (CONT.)]
               [ROSEDALE ACCESSORY LADY, INC. -- (CONT.)]
                      Ridgedale Accessory Lady, Inc.                            Minnesota
                      McLean Accessory Lady, Inc.                               Virginia
                      Menlo Park Accessory Lady, Inc.                           New Jersey
                      Montclair Accessory Lady, Inc.                            California
                      Montgomery Accessory Lady, Inc.                           Maryland
                      Northbrook Accessory Lady, Inc.                           Illinois
                      North County Fair Accessory Lady, Inc.                    California
                      Northridge Accessory Lady, Inc.                           California
                      Oakbrook Center Accessory Lady, Inc.                      Illinois
                      The Oaks Accessory Lady, Inc.                             California
                      Orlando Accessory Lady, Inc.                              Florida
                      Paradise Valley Accessory Lady, Inc.                      Arizona
                      Palm Beach Mall Accessory Lady, Inc.                      Florida
                      Paramus Park Accessory Lady, Inc.                         New Jersey
                      The Parks Accessory Lady, Inc.                            Texas
                      Riverside Hackensack Accessory Lady, Inc.                 New Jersey
                      Roosevelt Field Accessory Lady, Inc.                      New York
                      Scottsdale Accessory Lady, Inc.                           Arizona
                      Southdale Accessory Lady, Inc.                            Minnesota
                      St. Louis Galleria Accessory Lady, Inc.                   Missouri
                      Stoneridge Accessory Lady, Inc.                           California
                      Stonestown Accessory Lady, Inc.                           California
                      Sunrise Boulevard (Fla.) Accessory Lady, Inc.             Florida
                      Sunvalley Accessory Lady, Inc.                            California
                      Towson Accessory Lady, Inc.                               Maryland
                      Tri-County Accessory Lady, Inc.                           Ohio
                      Tysons Corner Accessory Lady, Inc.                        Virginia
                      Valley Fair Accessory Lady, Inc.                          California
                      Willowbrook Accessory Lady, Inc.                          New Jersey
                      Woodman Avenue Accessory Lady, Inc.                       California
        Venator Group Retail, Inc.                                              New York
               Armel, Inc.                                                      Florida
                      Armel Acquisition, Inc.                                   Florida
                             Champs of Crossgates, Inc.                         Florida
                             Champs of Holyoke, Inc.                            Florida
                             Champs Sporting Goods of
                                 Esplanade, Inc.                                Florida
                             Champs Sporting Goods, Inc.                        Tennessee
                             Champs Sport Shops, Inc. of Maryville              Florida
                             Champs Sport Shops, Inc. of Cutler Ridge           Florida
                             Champs Sport Shops, Inc. of Broward                Florida
                             Champs Sport Shops of Daytona, Inc.                Florida
                             San Del of Jacksonville, Inc.                      Florida
                             Champs Sport Shops, Inc. of 163rd Street           Florida
                             San Del, Inc. of Atlanta                           Florida
                             Champs Four Seasons, Inc.                          North Carolina
                             Joe Chichelo, Inc.                                 Florida
                             Champs Sport Shops, Inc.                           Florida
                             Champs Sport Shops, Inc. of Aventura               Florida
                             Champs Sporting Goods of N.C., Inc.                North Carolina
                             Champs Sport Shops, Inc. of
                               Miami International                              Florida

                                                                        State or Other
Name                                                                    Jurisdiction of Incorporation
-------------                                                           -----------------------------
[VENATOR GROUP, INC.  --  (CONT.)]
        [VENATOR GROUP RETAIL, INC.  --  (CONT.)]
               [ARMEL, INC. -- (CONT.)]
                      [ARMEL ACQUISITION, INC. -- (CONT.)]
                             Champs Sporting Goods, Inc.                        Louisiana
                             Champs Sport Shops, Inc. of Omni                   Florida
                             Champs Sport Shops, Inc. of Nashville              Florida
                             Champs Sport Shops, Inc. of Houston                Florida
                             Champs Sport Shops, Inc. of Fort Lauderdale        Florida
                             Sneakers Inc. of Greensboro                        North Carolina
                             Sneakers Inc. of Knoxville                         Tennessee
                             Sneakers Inc. of Daytona Beach                     Florida
                             Champs of Maryland, Inc.                           Florida
                      Champs of Virginia, Inc.                                  Florida
                      SneaKee Feet of Maryland, Inc.                            Florida
                      SneaKee Feet of Montgomery Village, Inc.                  Florida
                      SneaKee Feet of North Carolina, Inc.                      Florida
                      Runner-Up of Orlando, Inc.                                Florida
                      SneaKee Feet of Tampa, Inc.                               Florida
                      SneaKee Feet, Inc.                                        Florida
                      Champs of Missouri, Inc.                                  Missouri
                      Champs Sport Shops of Maryland, Inc.                      Maryland
                      Champs of Connecticut, Inc.                               Connecticut
                      Champs Sport Shops of Massachusetts, Inc.                 Massachusetts
                      Champs of Georgia, Inc.                                   Georgia
                      Champs of New Jersey, Inc.                                New Jersey
                      Champs of Oklahoma, Inc.                                  Oklahoma
                      Champs of Tennessee, Inc.                                 Tennessee
                      SneaKee Feet of Washington Outlet Mall, Inc.              Florida
               Foot Locker Atlantic City LLC                                    Delaware
               Menlo Trading Company                                            California
                      Athletic Shoe Factory, Inc.                               California
               Janess Properties, Inc.                                          Delaware
               Venator Group Corporate Services, Inc.                           Delaware
               Kinney Trading Corp.                                             New York
               Robby's Sporting Goods, Inc.                                     Florida
        SFMB Specialty Corporation                                              California
        Venator Group Realty Corporation                                        New York
        Venator Group Holdings, Inc.                                            New York
               Retail Company of Germany, Inc.                                  Delaware
               Venator Group Pacific Holdings, Inc.                             Delaware
               Woolworth Holding S. de R.L. de C.V.                             Mexico
                      Foot Locker de Mexico, S.A. de C.V.                       Mexico
                      Distribuidora Foot Locker S.A. de C.V.                    Mexico
               Venator Group Canada Inc.                                        Canada
                      Venator Group Canada Properties Corp.                     Canada
                      142739 Canada Limited                                     Canada
               Venator Group Sourcing, Inc.                                     Delaware
                      Athletic Group Sourcing LLC                               Delaware
                      Northern Group Sourcing LLC                               Delaware
                      San Francisco Music Box Sourcing LLC                      Delaware
                      Venator Group Sourcing Taiwan LLC                         Delaware